UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 18, 2009
HUDSON VALLEY HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	001-34453 (Commission File Number)	13-3148745 (I.R.S. Employer Identification Number)

21 Scarsdale Road, Yonkers, New York (Address of Principal Executive Offices)	10707 (Zip Code)
(914) 961-6100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 18, 2009, Hudson Valley Holding Corp. (the “Company”) issued a press release announcing the closing of the underwriters’ exercise of a portion of their over-allotment option granted in connection with the Company’s previously announced public offering of 3,600,000 shares of common stock. The underwriters exercised their option for and purchased an additional 393,395 shares. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Press Release.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2009	HUDSON VALLEY HOLDING CORP.
	By:	/s/ Stephen R. Brown
Stephen R. Brown
Senior Executive Vice President, Chief Financial Officer and Treasurer